UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 OR 15(d) of
               The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported):
                         October 19, 2004


                      BayCorp Holdings, Ltd.
    -----------------------------------------------------------
      (Exact name of registrant as specified in its charter)


                             Delaware
    ----------------------------------------------------------
          (State or other jurisdiction of incorporation)


             1-12527                          02-0488443
  ----------------------------      -----------------------------
     Commission File Number                 (IRS Employer
                                         Identification No.)


1 New Hampshire Avenue, Suite 125
    Portsmouth, New Hampshire                   03801
  -----------------------------           -----------------
      (Address of principal                   (Zip Code)
       executive offices)



        Registrant's telephone number, including area code:
                          (603) 766-4990


                                N/A
    -----------------------------------------------------------
    Former name or former address, if changed since last report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On October 19, 2004 BayCorp Holdings, Ltd. issued a press release reporting its financial results for the quarter ended September
30, 2004.

The information furnished pursuant to this Item 2.02, including
Exhibit 99, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.


Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

The following Exhibit is furnished as part of this report:

          Exhibit 99 Press release dated October 19, 2004 reporting the financial results of BayCorp Holdings, Ltd. for the third quarter ended September 30, 2004.

                           SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                       BAYCORP HOLDINGS, LTD.



OCTOBER 21, 2004       By: /s/ Frank W. Getman Jr.
                          -------------------------
                          Frank W. Getman Jr.
                          President and Chief Executive Officer

                          EXHIBIT INDEX


Exhibit
Number       Description

99 Press release dated October 19, 2004 reporting the financial results of BayCorp Holdings, Ltd. for the third quarter ended September 30, 2004.